NEWS RELEASE

The Progressive Corporation	Company Contact:
300 North Commons Blvd.	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 395-3707
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS DECEMBER RESULTS

MAYFIELD VILLAGE, OHIO -- January 29, 2025 -- The Progressive Corporation (NYSE:PGR) today reported the following results for the month and quarter ended December 31, 2024:

	December					Quarter
(millions, except per share amounts and ratios; unaudited)	2024	2023	Change		2024	2023	Change
Net premiums written	$5,964	$4,876	22%		$18,105	$15,130	20%
Net premiums earned	$6,717	$5,310	26%		$19,144	$15,773	21%
Net income	$942	$901	5%		$2,356	$1,988	19%
Per share available to common shareholders	$1.60	$1.53	5%		$4.01	$3.37	19%
Total pretax net realized gains (losses) on securities	$(140)	$144	(197)%		$(53)	$303	(117)%
Combined ratio	84.1	83.4	0.7	pts.	87.9	88.7	(0.8) pts.
Average diluted equivalent common shares	587.7	587.4	0%		587.7	587.5	0%

	December 31,
(thousands; unaudited)	2024	2023	% Change
Policies in Force
Personal Lines
Agency – auto	9,778	8,336	17
Direct – auto	13,996	11,190	25
Special lines	6,520	5,969	9
Property	3,517	3,096	14
Total Personal Lines	33,811	28,591	18
Commercial Lines	1,141	1,099	4
Companywide	34,952	29,690	18

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal vehicles (auto and special lines products) and personal property insurance for homeowners, other property owners, and renters. Our Commercial Lines business writes auto-related liability and physical damage insurance, business-related general liability and commercial property insurance predominantly for small businesses, and workers’ compensation insurance primarily for the transportation industry.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
For the month ended December 31, 2024
(millions)
(unaudited)

	December 2024	Comments on Monthly Results[1]
Net premiums written	$5,964

Revenues:
Net premiums earned	$6,717
Investment income	269
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	(31)
Net holding period gains (losses) on securities	(108)
Net impairment losses	(1)	Represents write down of securities in an unrealized loss position that we do not intend to hold until recovery.
Total net realized gains (losses) on securities	(140)
Fees and other revenues	94
Service revenues	34
Total revenues	6,974

Expenses:
Losses and loss adjustment expenses	4,326
Policy acquisition costs	511
Other underwriting expenses	904
Investment expenses	3
Service expenses	37
Interest expense	23
Total expenses	5,804

Income before income taxes	1,170
Provision for income taxes	228	Includes $17 million of tax benefits primarily related to dividends that were declared in December on shares held in our ESOP that are deductible for income tax purposes.
Net income	942

Other comprehensive income (loss):
Change in total net unrealized gains (losses) on fixed-maturity securities	(456)
Total comprehensive income (loss)	$486

1 For a description of our financial reporting and accounting policies as it applies to information contained throughout this release, see Note 1 to our 2023 audited consolidated financial statements included in our 2023 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
For the year ended December 31,
(millions)
(unaudited)

	Full Year
	2024	2023
Net premiums written	$74,424	$61,550

Revenues:
Net premiums earned	$70,799	$58,665
Investment income	2,832	1,892
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	(414)	14
Net holding period gains (losses) on securities	679	348
Net impairment losses	(1)	(9)
Total net realized gains (losses) on securities	264	353
Fees and other revenues	1,064	889
Service revenues	413	310
Total revenues	75,372	62,109

Expenses:
Losses and loss adjustment expenses	49,060	45,655
Policy acquisition costs	5,383	4,665
Other underwriting expenses	9,462	6,242
Investment expenses	29	26
Service expenses	446	349
Interest expense	279	268
Total expenses	64,659	57,205

Income before income taxes	10,713	4,904
Provision for income taxes	2,233	1,001
Net income	8,480	3,903

Other comprehensive income (loss):
Change in total net unrealized gains (losses) on fixed-maturity securities	193	1,186
Total comprehensive income (loss)	$8,673	$5,089

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
For the month and year ended December 31,
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:
	December	Full Year
	2024	2024	2023

Net income	$942	$8,480	$3,903
Less: Preferred share dividends and other[1]	0	17	38
Net income available to common shareholders	$942	$8,463	$3,865
Per common share:
Basic	$1.61	$14.45	$6.61
Diluted	$1.60	$14.40	$6.58

Comprehensive income (loss)	$486	$8,673	$5,089
Less: Preferred share dividends and other[1]	0	17	38
Comprehensive income (loss) attributable to common shareholders	$486	$8,656	$5,051
Per common share:
Diluted	$0.83	$14.73	$8.60

Average common shares outstanding - Basic	585.7	585.5	584.9
Net effect of dilutive stock-based compensation	2.0	2.2	2.6
Total average equivalent common shares - Diluted	587.7	587.7	587.5

1 Includes the underwriting discounts and commissions on issuance, initial issuance costs, and excise tax related to the preferred share redemption in February 2024.

The following table sets forth the investment results for the period:
	December	Full Year
	2024	2024	2023
Fully taxable equivalent (FTE) total return:
Fixed-income securities	(0.4)%	3.8%	5.4%
Common stocks	(3.0)%	22.9%	26.7%
Total portfolio	(0.5)%	4.6%	6.3%

Pretax annualized investment income book yield	4.1%	3.9%	3.1%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the month ended December 31, 2024
($ in millions)
(unaudited)

December 2024
	Personal Lines Business[1]				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property	Total	Business	Total
Net Premiums Written	$2,284	$2,831	$222	$5,337	$626	$5,964
% Growth in NPW[2]	22%	32%	(8)%	25%	0%	22%
Net Premiums Earned	$2,445	$3,063	$256	$5,764	$952	$6,717
% Growth in NPE	27%	34%	10%	30%	10%	26%

GAAP Ratios
Loss/LAE ratio	64.9	67.9	10.8	64.2	65.0	64.3
Expense ratio	18.1	20.6	30.0	19.9	19.1	19.8
Combined ratio	83.0	88.5	40.8	84.1	84.1	84.1
Net catastrophe loss ratio[3]	(0.3)		(19.9)	(1.2)	0.2	(1.0)

Actuarial Adjustments[4]
Reserve Decrease/(Increase)
Prior accident years						$22
Current accident year						81
Calendar year actuarial adjustment	$28	$39	$55	$122	$(19)	$103

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$22
All other development						34
Total development						$56

Calendar year loss/LAE ratio						64.3
Accident year loss/LAE ratio						65.1

1 Starting in December 2024, our personal property products will be reported along with our personal vehicle products as part of our Personal Lines operating segment, based on our regular analysis of reportable operating segments.
2 In Commercial Lines, our transportation network company (TNC) business experienced a decrease in the monthly adjustment for projected mileage, which is the basis for computing premiums. Excluding the TNC business, our total Commercial Lines net premiums written growth rate would have been 5% for the month.
3 Represents catastrophe losses incurred during the period, including development on prior events and the impact of reinsurance, as a percent of net premiums earned. The negative Personal Lines catastrophe loss ratio was primarily due to favorable development attributable to Hurricanes Helene and Milton, in excess of current month storm losses, in both our vehicle and property products.
4 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the year ended December 31, 2024
($ in millions)
(unaudited)

Full Year
	Personal Lines Business				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property	Total	Business	Total
Net Premiums Written	$26,967	$33,432	$3,071	$63,470	$10,953	$74,424
% Growth in NPW	21%	27%	8%	23%	8%	21%
Net Premiums Earned	$25,640	$31,458	$2,993	$60,091	$10,707	$70,799
% Growth in NPE	21%	26%	17%	23%	8%	21%

GAAP Ratios
Loss/LAE ratio	67.7	69.8	69.3	68.9	70.1	69.1
Expense ratio	18.4	19.9	29.0	19.7	19.3	19.7
Combined ratio	86.1	89.7	98.3	88.6	89.4	88.8
Net catastrophe loss ratio[1]	3.0		24.8	4.1	0.7	3.6

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(123)
Current accident year						530
Calendar year actuarial adjustment	$97	$72	$450	$619	$(212)	$407

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(123)
All other development						539
Total development						$416

Calendar year loss/LAE ratio						69.1
Accident year loss/LAE ratio						69.7

1 Represents catastrophe losses incurred during the year, including the impact of reinsurance, as a percent of net premiums earned.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts and common shares repurchased)
(unaudited)

December 31, 2024
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $77,126)	$75,332
Short-term investments (amortized cost: $615)	615
Total available-for-sale securities	75,947
Equity securities:
Nonredeemable preferred stocks (cost: $756)	728
Common equities (cost: $745)	3,575
Total equity securities	4,303
Total investments[2,3]	80,250
Net premiums receivable	14,369
Reinsurance recoverables (including $4,487 on unpaid loss and LAE reserves)	4,765
Deferred acquisition costs	1,961
Other assets	4,400
Total assets	$105,745

Unearned premiums	$23,858
Loss and loss adjustment expense reserves	39,057
Other liabilities[2]	10,346
Debt	6,893
Total liabilities	80,154
Shareholders’ equity	25,591
Total liabilities and shareholders’ equity	$105,745

Common shares outstanding	586
Common shares repurchased - actual	79
Average cost per common share	$266.98
Book value per common share	$43.67
Trailing 12-month return on average common shareholders’ equity
Net income	35.5%
Comprehensive income	36.4%
Net unrealized pretax gains (losses) on fixed-maturity securities	$(1,790)
Increase (decrease) from November 2024	$(577)
Increase (decrease) from December 2023	$245
Debt-to-total capital ratio	21.2%
Fixed-income portfolio duration	3.3
Weighted average credit quality	AA- .
1 As of December 31, 2024, we held certain hybrid securities and recognized a change in fair value of $4 million as a realized loss during the period we held these securities.
2 Includes $2,695 million of dividends payable on common shares and $125 million of net unsettled security transactions; the common share dividends were paid on January 16, 2025.
3 Includes $6 billion, net of unsettled transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.

Monthly Commentary
•The Company has no additional commentary regarding December’s results.
Events
Our fourth quarter Investor Relations conference call is currently scheduled to be held on Tuesday, March 4, 2025, at 9:30 a.m. eastern time. This conference call, which will consist of both a conference call and webcast, is scheduled to last 90 minutes and will begin with an approximate 45-minute presentation on our claims process and technology, followed by a question and answer session with Tricia Griffith, our CEO, and John Sauerland, our CFO. We plan to post our 2024 Shareholders’ Report online and file our Annual Report on Form 10-K with the SEC on Monday, March 3, 2025. If the dates of our events, which are always subject to change, are rescheduled, we will announce the change in a press release as soon as practical and publish it on our investor website. Details regarding access to the conference call, or any event changes, will be available at: https://investors.progressive.com/events.
We plan to release January results on Wednesday, February 19, 2025, before the market opens.
About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us however it’s most convenient for them — online at progressive.com, by phone at 1-800-PROGRESSIVE, via the Progressive mobile app, or in-person with a local agent.
Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the second largest personal auto insurer in the country, a leading seller of commercial auto, motorcycle, and boat insurance, and one of the top 15 homeowners insurance carriers.
Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.
Regulation FD Disclosure Outlets
The Company disseminates information to the public about the Company, its products, services and other matters through various outlets in order to achieve broad, non-exclusionary distribution of information to the public. These outlets include the Company’s website (progressive.com) and its investor relations website (investors.progressive.com). We encourage investors and others to review the information the Company makes public through these outlets, as such information distributed through these outlets may be considered to be material information.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” “goal,” “target,” “anticipate,” “will,” “could,” “likely,” “may,” “should,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are not guarantees of future performance, are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events, and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the secure and uninterrupted operation of the systems, facilities, and business functions and the operation of various third-party systems that are critical to our business;
•the impacts of a security breach or other attack involving our technology systems or the systems of one or more of our vendors;
•our ability to maintain a recognized and trusted brand and reputation;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•our ability to attract, develop, and retain talent and maintain appropriate staffing levels;
•the impact of misconduct or fraudulent acts by employees, agents, and third parties to our business and/or exposure to regulatory assessments;
•the highly competitive nature of property-casualty insurance markets;
•whether we adjust claims accurately;
•compliance with complex and changing laws and regulations;
•litigation challenging our business practices, and those of our competitors and other companies;
•the success of our business strategy and efforts to acquire or develop new products or enter into new areas of business and our ability to navigate the related risks;
•how intellectual property rights affect our competitiveness and our business operations;
•the success of our development and use of new technology and our ability to navigate the related risks;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to environmental, social, governance and other public policy matters;
•our continued ability to access our cash accounts and/or convert investments into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•our ability to obtain capital when necessary to support our business and potential growth;
•evaluations and ratings by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of epidemics, pandemics, or other widespread health risks; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2023.

Any forward-looking statements are made only as of the date presented. Except as required by applicable law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or developments or otherwise.

In addition, investors should be aware that accounting principles generally accepted in the United States prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.